UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

Rhino Bitcoin Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-233778	61-1907931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue #310 Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-854-3824

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 19, 2025, JP Centurion & Partners PLT (“Centurion”) resigned as the independent registered public accounting firm of Rhino Bitcoin Inc. (the “Company”).

During the Company’s fiscal years ended July 31, 2025 and 2024 and the subsequent interim period through November 19, 2025, there were (i) no disagreements with Centurion on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Centurion, would have caused Centurion to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements, and (ii) no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Centurion on the Company’s financial statements as of and for the years ended July 31, 2025 and 2024, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that, the audit reports included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern.

The Company provided Centurion with a copy of the disclosures in this Current Report on Form 8-K and requested that Centurion furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Centurion agrees with the above statements. A copy of the letter from Centurion is filed as an exhibit to this report.

On November 21, 2025, the Company engaged Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm. Fruci is the independent registered public accounting firm of Rhino Digital Inc. (“Rhino Digital”), the Company’s wholly owned subsidiary.

During the Company’s two most recent fiscal years and in the subsequent interim period through November 21, 2025, neither the Company nor anyone acting on its behalf consulted with Fruci with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. The decision to engage Fruci was approved by the Company’s board of directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2025, the Company changed its fiscal year end from July 31 to December 31, which is the fiscal year end of Rhino Digital. The Company will not be filing a transition report in connection with the change in fiscal year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from JP Centurion & Partners PLT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO BITCOIN INC.

Date: November 25, 2025	By:	/s/ Lyle Hauser
Name: Lyle Hauser
Title: Chief Executive Officer